UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July l8, 2007
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
On July 18, 2007, IntercontinentalExchange, Inc., a Delaware corporation (“ICE”), and ICE Futures, ICE’s U.K. regulated futures subsidiary, notified LCH.Clearnet Group (“LCH”) that ICE and ICE Futures were terminating the Amendment and Restatement Agreement dated October 9, 2003 between ICE and LCH and terminating the Clearing Services Agreement dated October 9, 2003 between ICE Futures and LCH. Under these agreements, LCH provides clearing services to ICE and ICE Futures for all energy contracts traded on the ICE platform. The notices of termination from ICE and ICE Futures provide LCH one year’s written notice of termination and specify that the termination date will be a date agreed to between the parties, or, in the event that no agreement is reached between the parties regarding a termination date, will be the date that is twelve (12) months from the date of the notice.
ICE and ICE Futures provided LCH with the notices of termination in connection with ICE’s previously announced plans to form a wholly-owned European clearing house. The European clearing house will be based in London and is part of ICE’s strategic plan to offer clearing services through wholly-owned clearing businesses in the U.S. and the U.K. The European clearing house will be known as ICE Clear Europesm. ICE Clear Europe is preparing an application to the U.K.’s Financial Services Authority (FSA) to become a Recognised Clearing House. In conjunction with ICE’s January 2007 acquisition of the New York Board of Trade (NYBOT), ICE acquired the New York Clearing Corp. (NYCC). NYCC has been renamed “ICE Clear USsm” and will operate as the ICE clearing house in the U.S. ICE Clear US continues to operate as a registered Derivatives Clearing Organization under the oversight of the U.S. Commodity Futures Trading Commission (CFTC).
ICE and ICE Futures will not incur any material early termination penalties in connection with the termination of the Amendment and Restatement Agreement or the Clearing Services Agreement. The foregoing description of the Amendment and Restatement Agreement and the Clearing Services Agreement are qualified in there entirety by reference to the actual agreements, which were filed with the Securities and Exchange Commission in ICE’s Registration Statement on Form S-1 (Reg. No. 333-123500) filed on October 14, 2005.
Forward-Looking Statements – Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding IntercontinentalExchange’s business that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those set forth in the forward-looking statement. Forward-looking statements that may affect our plans discussed in this Form 8-K include, but are not limited to, the ability to establish ICE Clear Europe in a timely manner, our ability to develop or acquire the technology necessary to successfully operate a clearing house on a timely and cost-effective basis, the timing of the regulatory approvals that are necessary to operate a clearing house, and the timing of the actual termination of the agreements with LCH as well as the transition of clearing from LCH to our clearing house. For a discussion of additional risks and uncertainties, see ICE’s Securities and Exchange Commission filings, including, but not limited to, the risk factors in ICE’s Annual Report on Form 10-K for the year ended December 31, 2006, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, each as filed with the Securities and Exchange Commission on February 26, 2007 and May 4, 2007, respectively.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE, INC.
/s/ Johnathan H. Short
Johnathan H. Short
Senior Vice President, General Counsel

Date: July 24, 2007

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